Madison Funds
Supplement dated May 24, 2016

This Supplement amends the Prospectus of the Madison Funds dated February 29, 2016, as amended May 20, 2016, the Statement of Additional Information dated February 29, 2016 and the Summary Prospectuses for the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund and Madison Target Retirement 2050 Funds dated February 29, 2016, as amended May 20, 2016.
Reorganization of the Madison Target Retirement Funds
On May 6, 2016, the Board of Trustees (the “Trustees”) of Madison Funds (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund and Madison Target Retirement 2050 Fund (collectively, the “Madison Target Retirement Funds”), series of the Trust, are proposed to be reorganized into the Goldman Sachs Target Date 2020 Portfolio, the Goldman Sachs Target Date 2030 Portfolio, the Goldman Sachs Target Date 2040 Portfolio and the Goldman Sachs Target Date 2050 Portfolio, respectively, each a newly formed “shell” series of the Goldman Sachs Trust II (the “GS Trust II”) (such series being referred to herein collectively as the “GS Target Date Portfolios”). If the reorganizations are approved as proposed, shareholders of each Madison Target Retirement Fund will become shareholders of the corresponding GS Target Date Portfolio. The Trustees determined that the reorganizations are in the best interests of the shareholders of each Madison Target Retirement Fund. The reorganizations are subject to the approval of the shareholders of each Madison Target Retirement Fund and satisfaction of certain other conditions. A special joint meeting of the Madison Target Retirement Funds shareholders (“Special Meeting”) is scheduled to be held on or about August 4, 2016 to consider the approval of the Plan.
The GS Target Date Portfolios’ principal investment objectives and strategies will be substantially similar to those of the corresponding Madison Target Retirement Fund. Goldman Sachs Asset Management, L.P. will serve as the investment adviser of the GS Target Date Portfolios, and Madison Asset Management, LLC, the Madison Target Retirement Funds’ current adviser, will serve as the sub-adviser of the GS Target Date Portfolios. The Madison Target Retirement Funds’ current portfolio managers are expected to manage the GS Target Date Portfolios.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the GS Target Date Portfolio, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Trustees will receive the combined Prospectus and Proxy Statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective. SHAREHOLDERS OF THE MADISON TARGET RETIREMENT FUNDS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REORGANIZATIONS.
Until the reorganizations are completed, the Madison Target Retirement Funds will remain open to new accounts and to new investments in existing accounts.
It is anticipated that the Madison Target Retirement Funds’ Prospectus will be further supplemented or revised the reorganizations are not approved.

Please keep this Supplement with your records.